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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):             December 31, 1999

                          TRANSOCEAN SEDCO FOREX INC.
            (Exact Name of Registrant as Specified in its Charter)

         CAYMAN ISLANDS                   1-7746                   N/A
(State or other jurisdiction of    (Commission File Number)   (IRS Employer
 incorporation or organization)                              Identification No.)

                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
             (Address of principal executive offices and zip code)

      Registrant's telephone number, including area code:  (713) 232-7500

                            TRANSOCEAN OFFSHORE INC.
         (Former name or former address, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.  Acquisition or Disposition of Assets.

     On December 31, 1999 at 1:00 a.m. Houston time (the "Effective Time"), Transocean Offshore Inc. ("Transocean") completed its merger with Sedco Forex Holdings Limited ("Sedco Forex"), the former offshore contract drilling business of Schlumberger Limited ("Schlumberger"), following the spin-off of Sedco Forex to Schlumberger stockholders on December 30, 1999. Under the terms of an Agreement and Plan of Merger dated as of July 12, 1999 among Schlumberger, Sedco Forex, Transocean and Transocean SF Limited, a wholly owned Transocean subsidiary, Transocean SF Limited merged with and into Sedco Forex, and Schlumberger stockholders exchanged all of the Sedco Forex shares distributed by Schlumberger in the Sedco Forex spin-off for ordinary shares of Transocean. At an Extraordinary General Meeting of Shareholders held on December 10, 1999, Transocean shareholders approved, among other things, the issuance of the Transocean ordinary shares required to consummate the merger with Sedco Forex. Effective upon the merger, Transocean changed its name to "Transocean Sedco Forex Inc."

     At the Effective Time of the merger, Sedco Forex owned, had an ownership in or operated 40 mobile offshore drilling rigs. Sedco Forex's fleet consists of three fourth-generation semisubmersibles, twenty second- and third-generation semisubmersibles, one first-generation semisubmersible, two drillships, ten jackup rigs and four tenders, as well as one multi-purpose service jackup rig, six swamp barges and two land drilling rigs. Sedco Forex also has under construction three Sedco Express-class semisubmersibles and one independent-leg cantilevered jackup rig. Sedco Forex contracts these drilling rigs, related equipment and work crews primarily on a day rate basis to drill oil and gas wells. Transocean Sedco Forex will continue to use Sedco Forex's assets in substantially the same manner in its worldwide offshore contract drilling business.

     Pursuant to the terms of the merger agreement, Schlumberger stockholders received 0.1936 ordinary shares of Transocean for each share of capital stock of Sedco Forex distributed in the spin-off of Sedco Forex (the "Merger Ratio"). On December 30, 1999, the closing price on the New York Stock Exchange of Transocean ordinary shares was $32-15/16 per share. Transocean issued 109,551,558 ordinary shares to Schlumberger stockholders in the merger, and issued an additional 145,102 ordinary shares that were sold on the market for cash paid in lieu of fractional shares. The Merger Ratio was determined through arm's-length negotiations. Prior to the merger, (i) Transocean received the written opinion from its independent financial advisors that, as of the date of such opinion, the Merger Ratio was fair to Transocean and its shareholders from a financial point of view, and (ii) Schlumberger received the written opinion of its independent financial advisors that, as of the date of such opinion, the Merger Ratio was fair to Schlumberger's stockholders from a financial point of view, as if they were current holders of the shares of Sedco Forex capital stock. Transocean will account for the merger using the purchase method of accounting, with Sedco Forex treated as the acquiror.

     On December 31, 1999 following the Effective Time, Sedco Forex repaid indebtedness to Schlumberger in the aggregate amount of US$ 303.6 million with the proceeds of an intercompany loan from Transocean to Sedco Forex. Transocean borrowed the amount it required to fund this advance under a US $400 million revolving credit facility with a group of financial institutions led by SunTrust Bank, Atlanta.

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     Upon completion of the merger, Jean P. Cahuzac, formerly President of Sedco
Forex, was appointed Executive Vice President and President, Europe, Middle East and Africa of Transocean Sedco Forex, David Mullen, formerly Director of Personnel for Geco Prakla, a unit of Schlumberger, was appointed Vice President, Human Resources of Transocean Sedco Forex, and Ricardo Rosa, formerly the Controller of Sedco Forex, was appointed Vice President and Controller of Transocean Sedco Forex. In addition, Victor E. Grijalva, who is currently Vice Chairman of Schlumberger, and Arthur Lindenauer, who is currently a Senior Advisor of Schlumberger and President of Schlumberger Technology Corporation, were elected to the Transocean Sedco Forex board of directors. Under the merger agreement, Transocean agreed to use its reasonable best efforts to maintain a 50 percent allocation of directorships of Transocean Sedco Forex for Schlumberger designees and to maintain the initial appointments thereunder for a period of three years following the merger. Pursuant to the merger agreement, Mr.
Grijalva was appointed Chairman of the Board of Transocean Sedco Forex and entered into a consulting agreement with Transocean Sedco Forex.

     A copy of Transocean's press release dated December 31, 1999 announcing the merger closing described above is attached to this report as Exhibit 99.1 and is incorporated by this reference in this report.

Item 5. Other Events.

     On December 29, 1999, Transocean filed the necessary documents under Cayman Islands law to change its name from "Transocean Offshore Inc." to "Transocean Sedco Forex Inc." Transocean's shareholders adopted a proposal for such name change at the Extraordinary General Meeting of Shareholders held on December 10, 1999.

Item 7.  Financial Statements and Exhibits.

     (a) Transocean will file the financial statements required for this item by an amendment to be filed not later than 60 days after January 15, 2000.

     (b) Transocean will file the pro forma financial information required for this item by an amendment to be filed not later than 60 days after January 15, 2000.

     (c)  Exhibits.

     Exhibit No.                     Description
     -----------                     -----------
        *2.1     --Agreement and Plan of Merger (incorporated by reference to
                   Annex A to the Joint Proxy Statement/Prospectus dated October 27, 1999 included in Transocean's Registration Statement on Form S-4 (Registration No. 333-89727))
        *2.2     --Distribution Agreement (incorporated by reference to Annex B to the Joint Proxy Statement/Prospectus dated October 27, 1999 included in Transocean's Registration Statement on Form S-4 (Registration No. 333-89727))
         4.1 --Memorandum of Association of Transocean Sedco Forex Inc., as amended

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         4.2     --Articles of Association of Transocean Sedco Forex Inc., as
                   amended
        99.1     --Transocean Press Release dated December 31, 1999
        99.2     --Certificate of Incorporation on Change of Name to Transocean
                   Sedco Forex Inc.
        99.3     --Certificate of Merger
_______________________
*  Incorporated by reference  as indicated.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRANSOCEAN SEDCO FOREX INC.



                              By: /s/ Nicolas J. Evanoff
                                  -------------------------
                                  Nicolas J. Evanoff
                                  Assistant Secretary

                              Date:  January 12, 2000

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                              EXHIBIT INDEX

     Exhibit No.                     Description
     -----------                     -----------
        *2.1     --Agreement and Plan of Merger (incorporated by reference to
                   Annex A to the Joint Proxy Statement/Prospectus dated October 27, 1999 included in Transocean's Registration Statement on Form S-4 (Registration No. 333-89727))
        *2.2     --Distribution Agreement (incorporated by reference to Annex B to the Joint Proxy Statement/Prospectus dated October 27, 1999 included in Transocean's Registration Statement on Form S-4 (Registration No. 333-89727))
         4.1 --Memorandum of Association of Transocean Sedco Forex Inc., as amended
         4.2     --Articles of Association of Transocean Sedco Forex Inc., as
                   amended
        99.1     --Transocean Press Release dated December 31, 1999
        99.2     --Certificate of Incorporation on Change of Name to Transocean
                   Sedco Forex Inc.
        99.3     --Certificate of Merger
_______________________
*  Incorporated by reference  as indicated.

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